EXHIBIT 8
                      FRIDAY, ELDREDGE & CLARK
                    2000 First Commercial Building
                      400 West Capitol Avenue
                     Little Rock, Arkansas  72201-3493


                           September 19, 1996



   Barnett Grace, Chairman of the Board
   First Commercial Corporation
   400 West Capitol Avenue
   Little Rock, Arkansas  72201
   ---------------------------

   Clyde A. Weaver, Chairman of the Board
   City National Bank
   1125 Highway 110 North
   Whitehouse, Texas 75791

   Re:  Merger of City National Bank, Whitehouse, Texas, with and
        into  Tyler  Bank  and   Trust,  N.A.,  Tyler,  Texas,  a
        subsidiary of First Commercial Corporation

   Gentlemen:

        You have asked for our opinion regarding certain federal income tax consequences in connection with the proposed merger of City National Bank, Whitehouse, Texas ("Target"), a national banking association organized under the laws of the United States of America having its principal office in Whitehouse, Texas, with and into Tyler Bank and Trust, N.A., Tyler, Texas ("Subsidiary"), a national banking association organized under the laws of the United States of America and wholly-owned subsidiary of First Commercial Corporation ("Parent"), an Arkansas corporation, pursuant to a Plan and Agreement of Merger among Parent, Subsidiary, and Target dated as of May 6, 1996 (the "Merger Agreement").

        In this regard, we have reviewed the Merger Agreement and made such review of applicable federal income tax law as we deemed necessary in connection with the opinions expressed herein. We have undertaken no affirmative duty to investigate or review any documents other than the Merger Agreement.

        For  purposes  of  this   opinion,  we  have,  with  your
   permission, knowledge and consent, made the following factual assumptions, and this opinion is based upon the truth and accuracy of such assumptions:

        (a) Parent, Subsidiary and Target are, directly or indirectly, engaged in the ownership and/or operation of banks and financial institutions offering a broad range of bank and bank-related services. Subsidiary is a wholly owned first tier direct subsidiary of Parent. Parent is the sole shareholder of Subsidiary and Parent will continue to be the sole shareholder of Subsidiary at all times prior to the merger.

        (b) Upon the effective date of the merger (i) except for dissenters who will receive cash for their Target shares, the shareholders of Target will receive the number of shares of Parent voting common stock, $3.00 par value per share ("FCC Stock") as calculated using the formula provided in the Merger Agreement in exchange for each share of Target common stock and (ii) each share of stock of Target will be canceled and extinguished. In lieu of issuing fractional shares of FCC Stock, Parent shall pay cash to the Target shareholders for the value of such shares.

        (c) Target presently has, and within the last five (5) years has had, only one class of capital stock outstanding, all of which is common stock having a par value of Five Dollars ($5.00) per share. Target currently has authorized 187,500 shares of common stock, 172,500 of which are presently issued and outstanding.

        (d) Target will be merged with and into Subsidiary pursuant to applicable provisions of the National Banking Act and the separate existence of Target shall cease and Subsidiary shall continue as the surviving corporation with all the assets and liabilities of Target and Subsidiary combined. Subsidiary will continue to carry on the historic business previously conducted by Target, as well as the business previously conducted by Subsidiary.

        (e) The FCC Stock to be received by Target shareholders in connection with the merger shall be voting common stock with a par value of Three Dollars ($3.00) per share. It is anticipated that approximately 174,492 shares of FCC Stock will be issued to Target shareholders in connection with the merger.

        (f) The merger is being consummated for valid business reasons germane to the business of the parties, separate and apart from tax purposes.

        (g) The fair market value of the FCC Stock to be received by each Target shareholder will be approximately equal to the fair market value of the Target common stock surrendered in the exchange.

        (h) There is no plan or intention by the shareholders of Target to sell, exchange, or otherwise dispose of a number of shares of FCC Stock received in the transaction that would reduce the Target shareholders' ownership of FCC Stock to a number of shares having a value, as of the date of the transaction, of less than fifty percent (50%) of the value of all formerly outstanding stock of Target as of the same date. For purposes of this assumption, shares of Target stock exchanged for cash or other property, surrendered by dissenters, or purchased in lieu of issuing fractional shares of FCC Stock, will be treated as outstanding Target stock on the date of the transaction. Moreover, shares of Target common stock and shares of FCC Stock held by Target shareholders and otherwise sold, redeemed, or disposed of prior or subsequent to the transaction, will be considered for purposes of this assumption.

        (i) Subsidiary will acquire all or substantially all of Target's assets and properties in connection with the merger. In this regard, Subsidiary will acquire, in the merger, at least ninety percent (90%) of the fair market value of Target's net assets, and following the transaction Subsidiary will hold such assets and at least seventy percent (70%) of the fair market value of Target's gross assets, and at least ninety percent (90%) of the fair market value of Subsidiary's net assets, and at least seventy percent (70%) of the fair market value of Subsidiary's gross assets held immediately prior to the transaction. For purposes of this assumption, amounts paid by Target, Subsidiary or Parent to dissenters and shareholders who receive cash or other property, amounts used by Target or Subsidiary to pay reorganization expenses, and all redemptions and distributions (except for regular dividends) made by Target or Subsidiary will be included as assets of Target or Subsidiary, respectively, immediately prior to the transaction. There have been no extraordinary asset sales or dispositions by Target within the last year.

        (j) Prior to the transaction, Parent will be in control of Subsidiary within the meaning of IRC Section 368(c) and own all of the capital stock of Subsidiary, and Subsidiary will have no options or other securities outstanding.

        (k)  Subsidiary  has  no  plan   or  intention  to  issue
   additional shares of its stock that would result in Parent losing eighty percent (80%) control of Subsidiary within the meaning of IRC Section 368(c).

        (l) Parent has no plan or intention to reacquire any of its stock issued in the transaction.

        (m)  Parent  has  no  plan   or  intention  to  liquidate
   Subsidiary;   to  merge   Subsidiary  with  or   into  another
   corporation; to sell or otherwise dispose of the stock of Subsidiary except for transfers of stock to corporations controlled by Parent; or to cause Subsidiary to sell or otherwise dispose of any of its assets or of any of the assets acquired from Target, except for dispositions made in the ordinary course of business or transfers of assets to a corporation controlled by Subsidiary.

        (n) Following the transaction, Subsidiary will continue its historic business or use a significant portion of its historic business assets in a business and will continue the historic business of Target or use a significant portion of Target's historic assets in a business.

        (o) Except for cash paid to dissenters, if any, and cash paid in lieu of fractional shares, Target shareholders will receive solely FCC Stock in exchange for their Target common stock and will receive no other property or consideration as a result of the merger.

        (p)  Parent,   Subsidiary,   Target   and    the   Target
   shareholders will each pay their respective expenses, if any, incurred in connection with the transaction.

        (q) There is no intercorporate indebtedness existing between Parent and Target or between Subsidiary and Target that was issued, acquired, or will be settled at a discount.

        (r)  In the  merger transaction,  shares of Target  stock
   constituting at least eighty percent (80%) of the total combined voting power of all classes of Target stock entitled to vote and at least eighty percent (80%) of the total number of shares of all other classes of Target stock will be exchanged solely for FCC Stock. For purposes of this assumption, shares of Target stock exchanged for cash or other property originating with Parent will be treated as outstanding Target stock on the date of the transaction.

        (s) At the time of the transaction, Target will not have outstanding any warrants, options, convertible securities, or other type of right pursuant to which any person could acquire, in the aggregate, more than ten percent (10%) of the stock of Target.

        (t) Parent does not own, nor has it owned during the past five (5) years, any shares of stock of Target.

        (u) No two parties to the transaction are investment companies as defined in IRC Section 368(a)(2)(F)(iii) and (iv).

        (v) On the date of the transaction, the fair market value of the assets of Subsidiary and Target, respectively, will exceed the sum of their liabilities, respectively, plus the amount of liabilities, if any, to which their respective assets are subject. Target is not thinly capitalized and has the full financial wherewithal to satisfy all of its outstanding indebtedness.

        (w) Target is not under the jurisdiction of a court pursuant to a case under Title XI of the United States code, nor under a receivership, foreclosure, or other similar proceeding in a federal or state court.

        (x) No fractional share interests in FCC Stock will be issued in connection with the transaction. The payment of cash in lieu of the issuance of fractional shares is solely for the purpose of avoiding the expense and inconvenience to Parent in issuing fractional shares and does not represent separately bargained for consideration.

        (y)  None   of   the   compensation   received   by   any
   shareholder-employee of Target will be separate consideration for, or allocable to, any shares of Target stock owned by such shareholder-employee.

        (z) None of the shares of FCC Stock received by any shareholder-employee owning Target common stock shares will be separate consideration for, or allocable to, any employment agreement, and the compensation paid to any shareholder-employee will be for services actually rendered and will be commensurate with the amounts paid to third parties bargaining at arms-length for similar services.

        (aa) No dividends have been or will be paid by Target prior to the consummation of the transaction, other than regular periodic dividends, consistent in amount and effect with prior dividend distributions. Within the last year, Target has not paid any extraordinary dividend or made any other extraordinary distribution with respect to its stock.

        (bb) The liabilities of Target assumed by Subsidiary and the liabilities to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business.

        (cc) No stock of Subsidiary will be issued in the proposed merger.

        (dd) We have assumed that the factual representations in the Merger Agreement are true and correct and that the Merger Agreement constitutes the entire agreement of the parties with respect to this transaction, and that there are no oral or written representations, agreements or understandings which modify, amend or vary any of the terms thereof.

        (ee) We have assumed the genuineness and accuracy of the Merger Agreement, and that such agreement is legal, valid, binding and enforceable against the respective parties thereto under applicable law.

        (ff) We have assumed the legal capacity of all natural persons and the genuineness of all signatures on all original documents, the conformity of the original documents to all copies submitted to us, and the due execution and delivery of all documents where due execution and delivery are prerequisites to effectiveness thereof.

        Based on the foregoing factual assumptions and subject to the comments and qualifications expressed herein, we are of the opinion that:

        1. The proposed merger will constitute a reorganization within the meaning of IRC Section 368(a)(1)(A). The reorganization will not be disqualified by reason of the fact that voting common stock of Parent is used in connection with the merger.
   IRC Section 368(a)(2)(D).

        2. Parent, Subsidiary and Target will each be "a party to the reorganization" within the meaning of IRC Section 368(b).

        3. No gain or loss will be recognized by Target on the transfer of its assets to Subsidiary in exchange for FCC Stock and the assumption by Subsidiary of the liabilities, if any, of Target. IRC Section 357(a) and 361(a).

        4. No gain or loss will be recognized by Subsidiary upon the receipt of the assets of Target in exchange for FCC
   Stock.  IRC Section 1032(a).

        5. No gain or loss will be recognized by Parent on the receipt of any Target common stock solely in exchange for FCC
   Stock.  IRC Section 354(a)(1).

        6. The basis of the assets of Target acquired by Subsidiary will, in each instance, be the same in the hands of Subsidiary as the basis of such assets in the hands of Target immediately prior to the exchange. IRC Section 362(b).

        7. The holding period of the assets of Target in the hands of Subsidiary will, in each instance, include the period for which such assets were held by Target. IRC Section 1223(2).

        8.   No  gain   or  loss   will  be  recognized   by  the
   shareholders of Target upon the exchange of Target stock solely for FCC Stock. IRC Section 354(a)(1).

        9.   The  basis   of  the  FCC  Stock   received  by  the
   shareholders  of Target will  be the same as  the basis of the
   Target  stock  surrendered  in   exchange  therefor.    IRC Section
   358(a)(1).

        10. The holding period of the FCC Stock received by the Target shareholders will include the period during which the Target stock surrendered in the exchange therefor was held, provided the stock of Target is a capital asset in the hands of the shareholders of Target on the date of the exchange. IRC Section 1223(1).

        11. Where a shareholder of Target dissents to the proposed transaction and receives solely cash in exchange for its stock or receives cash in lieu of the issuance of fractional shares, such cash shall be treated as having been received by the shareholder as a distribution in redemption of
   such  shareholder's  stock  subject   to  the  provisions  and
   limitations of IRC Section 302.  Rev. Rul.  74-502, 1974-2 C.B. 116.

   The opinions expressed herein are subject to the following qualifications:

         (i) The opinions expressed above regarding tax-free reorganization treatment of the merger assume that the Target shareholders have and will continue following the merger to maintain a "continuity of interest" in the business of Target, directly through the ownership of Target common stock prior to the merger, and indirectly through the ownership of FCC Stock following the merger. For this purpose, a "continuity of interest" shall mean ownership of stock having a value, as of the date of the transaction, of fifty percent (50%) or more of the value of all outstanding stock of Target on such date.

        (ii) This opinion is rendered as of the date hereof and is based upon the current version of the Internal Revenue
   Code, and the regulations promulgated thereunder, current rulings of the Internal Revenue Service and applicable case law, and, accordingly, is subject to any changes in such law, regulations, rulings or judicial decisions occurring after the date of this opinion.

       (iii) This opinion is based upon factual assumptions described herein without any independent investigation or verification on our part. Accordingly, we shall have no liability in rendering this opinion to the extent it is adversely affected by reason of any such factual assumptions being false or incorrect.

        (iv) This opinion is limited to the matters expressly addressed herein, and no opinion may be implied or inferred beyond the express language of the opinion stated herein.

         (v) The opinions herein represent our reasoned judgment as to certain matters of law, based upon the assumptions contained herein, and should not be construed or considered as a guarantee.

        (vi) Finally, this opinion is provided solely for the benefit of Parent, Subsidiary, Target, and the shareholders of Target and may not be relied upon by any other person or entity, quoted in whole or part, filed with any governmental agency, or otherwise referred to or utilized for any other purpose, without our prior written consent. We consent to the use and filing of this opinion as an exhibit to First Commercial Corporation's Registration Statement on Form S-4, as it may be amended, filed with the Securities and Exchange Commission in connection with the transaction to be consummated pursuant to the terms of the Merger Agreement, and consent to such references to our firm as are made therein.

                            Very truly yours,



                            FRIDAY, ELDREDGE & CLARK
   FEC/JWS/lg

                          FRIDAY, ELDREDGE & CLARK
                      2000 First Commercial Building
                           400 West Capitol Avenue
                     Little Rock, Arkansas  72201-3493


                         September 19, 1996

   Barnett Grace, Chairman of the Board
   First Commercial Corporation
   400 West Capitol Avenue
   Little Rock, Arkansas  72201
   ------------------------------------

   Robert McKnight, Chairman of the Board
   Security National Bank
   3000 University Drive
   P.O. Box 632018
   Nacogdoches, Texas 75963-2018

   Re: Merger of Security National Bank, Nacogdoches, Texas, with and into Stone Fort National Bank, Nacogdoches,
        Texas, a subsidiary of First Commercial Corporation

   Gentlemen:

        You have asked for our opinion regarding certain federal income tax consequences in connection with the proposed merger of Security National Bank, Nacogdoches, Texas ("Target"), a national banking association organized under the laws of the United States of America having its principal office in Nacogdoches, Texas, with and into Stone Fort National Bank, Nacogdoches, Texas ("Subsidiary"), a national banking association organized under the laws of the United States of America and wholly-owned subsidiary of First Commercial Corporation ("Parent"), an Arkansas corporation, pursuant to a Plan and Agreement of Merger among Parent, Subsidiary, and Target dated as of June, 28, 1996 (the "Merger Agreement").

        In this regard, we have reviewed the Merger Agreement and made such review of applicable federal income tax law as we deemed necessary in connection with the opinions expressed herein. We have undertaken no affirmative duty to investigate or review any documents other than the Merger Agreement.

        For  purposes  of  this   opinion,  we  have,  with  your
   permission, knowledge and consent, made the following factual assumptions, and this opinion is based upon the truth and accuracy of such assumptions:

        (a) Parent, Subsidiary and Target are, directly or indirectly, engaged in the ownership and/or operation of banks and financial institutions offering a broad range of bank and bank-related services. Subsidiary is a wholly owned first
   tier  direct  subsidiary  of  Parent.    Parent  is  the  sole
   shareholder of

   Subsidiary and Parent will continue to be the sole shareholder of Subsidiary at all times prior to the merger.

        (b) Upon the effective date of the merger (i) except for dissenters who will receive cash for their Target shares, the shareholders of Target will receive, in connection with the merger, the number of shares of Parent voting common stock, $3.00 par value per share ("FCC Stock") as calculated using the formula provided in the Merger Agreement in exchange for each share of Target common stock and (ii) each share of stock of Target will be canceled and extinguished. In lieu of issuing fractional shares of FCC Stock, Parent shall pay cash to the Target shareholders for the value of such shares.

        (c) Target presently has, and within the last five (5) years has had, only one class of capital stock outstanding, all of which is common stock having a par value of Five Dollars ($5.00) per share. Target currently has authorized 250,000 shares of common stock, 230,000 shares of which are presently issued and outstanding.

        (d) Target will be merged with and into Subsidiary pursuant to applicable provisions of the National Banking Act and the separate existence of Target shall cease and Subsidiary shall continue as the surviving corporation with all the assets and liabilities of Target and Subsidiary combined. Subsidiary will continue to carry on the historic business previously conducted by Target, as well as the business previously conducted by Subsidiary.

        (e) The FCC Stock to be received by Target shareholders in connection with the merger shall be voting common stock with a par value of Three Dollars ($3.00) per share. It is anticipated that approximately 241,171 shares of FCC Stock will be issued to Target shareholders in connection with the merger.

        (f) The merger is being consummated for valid business reasons germane to the business of the parties, separate and apart from tax purposes.

        (g) The fair market value of the FCC Stock to be received by each Target shareholder will be approximately equal to the fair market value of the Target common stock surrendered in the exchange.

        (h) There is no plan or intention by the shareholders of Target to sell, exchange, or otherwise dispose of a number of shares of FCC Stock received in the transaction that would reduce the Target shareholders' ownership of FCC Stock to a number of shares having a value, as of the date of the transaction, of less than fifty percent (50%) of the value of all formerly outstanding stock of Target as of the same date. For purposes of this assumption, shares of Target stock exchanged for cash or other property, surrendered by dissenters, or purchased in lieu of issuing fractional shares of FCC Stock, will be treated as outstanding Target stock on the date of the transaction. Moreover, shares of Target common stock and shares of FCC Stock held by Target shareholders and otherwise sold, redeemed, or disposed of prior or subsequent to the transaction, will be considered for purposes of this assumption.

        (i) Subsidiary will acquire all or substantially all of Target's assets and properties in connection with the merger. In this regard, Subsidiary will acquire, in the merger, at least ninety percent (90%) of the fair market value of Target's net assets, and following the transaction Subsidiary will hold such assets and at least seventy percent (70%) of the fair market value of Target's gross assets, and at least ninety percent (90%) of the fair market value of Subsidiary's net assets, and at least seventy percent (70%) of the fair market value of Subsidiary's gross assets held immediately prior to the transaction. For purposes of this assumption, amounts paid by Target, Subsidiary or Parent to dissenters and shareholders who receive cash or other property, amounts used by Target or Subsidiary to pay reorganization expenses, and all redemptions and distributions (except for regular dividends) made by Target or Subsidiary will be included as assets of Target or Subsidiary, respectively, immediately prior to the transaction. There have been no extraordinary asset sales or dispositions by Target within the last year.

        (j) Prior to the transaction, Parent will be in control of Subsidiary within the meaning of IRC Section 368(c) and own all of the capital stock of Subsidiary, and Subsidiary will have no options or other securities outstanding.

        (k)  Subsidiary  has  no  plan  or   intention  to  issue
   additional shares of its stock that would result in Parent losing eighty percent (80%) control of Subsidiary within the meaning of IRC Section 368(c).

        (l) Parent has no plan or intention to reacquire any of its stock issued in the transaction.

        (m) Parent has no plan or intention to liquidate Subsidiary; to merge Subsidiary with or into another corporation; to sell or otherwise dispose of the stock of Subsidiary except for transfers of stock to corporations controlled by Parent; or to cause Subsidiary to sell or otherwise dispose of any of its assets or of any of the assets acquired from Target, except for dispositions made in the ordinary course of business or transfers of assets to a corporation controlled by Subsidiary.

        (n) Following the transaction, Subsidiary will continue its historic business or use a significant portion of its historic business assets in a business and will continue the historic business of Target or use a significant portion of

    Target's historic assets in a business.

        (o) Except for cash paid to dissenters, if any, and cash paid in lieu of fractional shares, Target shareholders will receive solely FCC Stock in exchange for their Target common stock and will receive no other property or consideration as a result of the merger.

        (p)  Parent,   Subsidiary,   Target   and    the   Target
   shareholders will each pay their respective expenses, if any, incurred in connection with the transaction.

        (q) There is no intercorporate indebtedness existing between Parent and Target or between Subsidiary and Target that was issued, acquired, or will be settled at a discount.

        (r) In the merger transaction, shares of Target stock constituting at least eighty percent (80%) of the total combined voting power of all classes of Target stock entitled to vote and at least eighty percent (80%) of the total number of shares of all other classes of Target stock will be exchanged solely for FCC Stock. For purposes of this assumption, shares of Target stock exchanged for cash or other property originating with Parent will be treated as outstanding Target stock on the date of the transaction.

        (s) At the time of the transaction, Target will not have outstanding any warrants, options, convertible securities, or other type of right pursuant to which any person could acquire, in the aggregate, more than ten percent (10%) of the stock of Target.

        (t) Parent does not own, nor has it owned during the past five (5) years, any shares of stock of Target.

        (u) No two parties to the transaction are investment companies as defined in IRC Section 368(a)(2)(F)(iii) and (iv).

        (v) On the date of the transaction, the fair market value of the assets of Subsidiary and Target, respectively, will exceed the sum of their liabilities, respectively, plus the amount of liabilities, if any, to which their respective assets are subject. Target is not thinly capitalized and has the full financial wherewithal to satisfy all of its outstanding indebtedness.

        (w) Target is not under the jurisdiction of a court pursuant to a case under Title XI of the United States code, nor under a receivership, foreclosure, or other similar proceeding in a federal or state court.

        (x) No fractional share interests in FCC Stock will be issued in connection with the transaction. The payment of cash in lieu of the issuance of fractional shares is solely for the purpose of avoiding the expense and inconvenience to Parent in issuing fractional shares and does not represent separately bargained for consideration.

        (y)  None   of   the   compensation   received   by   any
   shareholder-employee of Target will be separate consideration for, or allocable to, any shares of Target stock owned by such shareholder-employee.

        (z) None of the shares of FCC Stock received by any shareholder-employee owning Target common stock shares will be separate consideration for, or allocable to, any employment agreement, and the compensation paid to any shareholder-employee will be for services actually rendered and will be commensurate with the amounts paid to third parties bargaining at arms-length for similar services.

        (aa) No dividends have  been or  will be  paid by  Target
   prior to the consummation of the transaction, other than regular periodic dividends, consistent in amount and effect with prior dividend distributions. Within the last year, Target has not paid any extraordinary dividend or made any other extraordinary distribution with respect to its stock.

        (bb) The liabilities of Target assumed by Subsidiary and the liabilities to which the transferred assets of Target are subject were incurred by Target in the ordinary course of its business.

        (cc) No stock of Subsidiary will be issued in the proposed merger.

        (dd) We have assumed that the factual representations in the Merger Agreement are true and correct and that the Merger Agreement constitutes the entire agreement of the parties with respect to this transaction, and that there are no oral or written representations, agreements or understandings which modify, amend or vary any of the terms thereof.

        (ee) We have assumed the genuineness and accuracy of the Merger Agreement, and that such agreement is legal, valid, binding and enforceable against the respective parties thereto under applicable law.

        (ff) We have assumed the legal capacity of all natural persons and the genuineness of all signatures on all original documents, the conformity of the original documents to all copies submitted to us, and the due execution and delivery of all documents where due execution and delivery are prerequisites to effectiveness thereof.

        Based on the foregoing factual assumptions and subject to the comments and qualifications expressed herein, we are of the opinion that:

        1. The proposed merger will constitute a reorganization within the meaning of IRC Section 368(a)(1)(A). The reorganization will not be disqualified by reason of the fact that voting common stock of Parent is used in connection with the merger.
   IRC Section 368(a)(2)(D).

        2. Parent, Subsidiary and Target will each be "a party to the reorganization" within the meaning of IRC Section 368(b).

        3. No gain or loss will be recognized by Target on the transfer of its assets to Subsidiary in exchange for FCC Stock and the assumption by Subsidiary of the liabilities, if any, of Target. IRC Section 357(a) and 361(a).

        4. No gain or loss will be recognized by Subsidiary upon the receipt of the assets of Target in exchange for FCC
   Stock.  IRC Section 1032(a).

        5. No gain or loss will be recognized by Parent on the receipt of any Target common stock solely in exchange for FCC
   Stock.  IRC Section 354(a)(1).

        6. The basis of the assets of Target acquired by Subsidiary will, in each instance, be the same in the hands of Subsidiary as the basis of such assets in the hands of Target immediately prior to the exchange. IRC Section 362(b).

        7. The holding period of the assets of Target in the hands of Subsidiary will, in each instance, include the period for which such assets were held by Target. IRC Section 1223(2).

        8.   No  gain   or  loss   will  be  recognized   by  the
   shareholders of Target upon the exchange of Target stock solely for FCC Stock. IRC Section 354(a)(1).

        9.   The  basis   of  the  FCC  Stock   received  by  the
   shareholders of  Target will be the  same as the basis  of the
   Target  stock  surrendered  in   exchange  therefor.    IRC
   Section 358(a)(1).

        10. The holding period of the FCC Stock received by the Target shareholders will include the period during which the Target stock surrendered in the exchange therefor was held, provided the stock of Target is a capital asset in the hands of the shareholders of Target on the date of the exchange. IRC Section 1223(1).

        11. Where a shareholder of Target dissents to the proposed transaction and receives solely cash in exchange for its stock or receives cash in lieu of the issuance of fractional shares, such cash shall be treated as having been received by the shareholder as a distribution in redemption of
   such  shareholder's  stock  subject   to  the  provisions  and
   limitations of IRC Section 302.  Rev. Rul. 74-502, 1974-2 C.B. 116.

   The opinions expressed herein are subject to the following qualifications:

         (i) The opinions expressed above regarding tax-free reorganization treatment of the merger assume that the Target shareholders have and will continue following the merger to maintain a "continuity of interest" in the business of Target, directly through the ownership of Target common stock prior to the merger, and indirectly through the ownership of FCC Stock following the merger. For this purpose, a "continuity of interest" shall mean ownership of stock having a value, as of the date of the transaction, of fifty percent (50%) or more of the value of all outstanding stock of Target on such date.

        (ii) This opinion is rendered as of the date hereof and is based upon the current version of the Internal Revenue Code, and the regulations promulgated thereunder, current rulings of the Internal Revenue Service and applicable case law, and, accordingly, is subject to any changes in such law, regulations, rulings or judicial decisions occurring after the date of this opinion.

       (iii) This opinion is based upon factual assumptions described herein without any independent investigation or verification on our part. Accordingly, we shall have no liability in rendering this opinion to the extent it is adversely affected by reason of any such factual assumptions being false or incorrect.

        (iv) This opinion is limited to the matters expressly addressed herein, and no opinion may be implied or inferred beyond the express language of the opinion stated herein.

         (v) The opinions herein represent our reasoned judgment as to certain matters of law, based upon the assumptions contained herein, and should not be construed or considered as a guarantee.

        (vi) Finally, this opinion is provided solely for the benefit of Parent, Subsidiary, Target, and the shareholders of Target and may not be relied upon by any other person or entity, quoted in whole or part, filed with any governmental agency, or otherwise referred to or utilized for any other purpose, without our prior written consent. We consent to the use and filing of this opinion as an exhibit to First Commercial Corporation's Registration Statement on Form S-4, as it may be amended, filed with the Securities and Exchange Commission in connection with the transaction to be consummated pursuant to the terms of the Merger Agreement, and consent to such references to our firm as are made therein.

                                 Very truly yours,


                                 FRIDAY, ELDREDGE & CLARK
   FEC/JWS/lg